Exhibit 10.16.6

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

SCHEDULE

TERRITORY LICENSE NO. 1

Quick Reference Title:	Server-Based Map & Route & Limited Carto Route Guidance Transactions (NA)

Pursuant to ARTICLE 4 of the Data License Agreement between NT and LICENSEE dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT and LICENSEE hereby agree to the following additional terms and conditions which, upon the execution of this Schedule, shall become a Territory License under the Agreement.

I.	Parties & Term.

LICENSEE:	TELEVIGATION, INC.

Effective Date of Agreement:	1 December 2002

Effective Date of Territory License:	1 December 2002

Expiration Date of Territory License:	30 November 2003

II.	Licensed Territory.

US/Canada (the United States of America, excluding its territories and possessions; and the provinces of Canada)

III.	Licensed NAVTECH Data.	Detailed City/Inter-Town Data with NT Traffic Codes

A.	Content: Subject to ARTICLE 7 of the Agreement, the NAVTECH Data licensed hereunder is the Detailed City/Inter-Town Data with NT Traffic Codes, certain portions of which consist of the data elements specified in Exhibit A hereto for the Detailed City Data and certain portions of which may consist of the data elements specified in Exhibit A for the Inter-Town Data. The NAVTECH Data does not include any data consisting of data elements beyond or different from those specified in Exhibit A. To the extent that any data files delivered to LICENSEE hereunder contain data elements other than those specified in Exhibit A hereto (“Unlicensed Data”), LICENSEE shall refrain from using such Unlicensed Data.

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B.	Use of POIs. Points of Interests (“POIs”) are included in the NAVTECH Data as specified in Exhibit A. While this Territory License permits LICENSEE to use such POIs in accordance with the license granted hereunder, LICENSEE represents that, with respect to POIs for North America in the five categories of Auto Service & Maintenance, Banks, Hotels, Petrol/Gasoline Stations, Restaurants (“Five POIs”):

☒	LICENSEE intends to use the Five POIs (supplied by NT) in the Application. LICENSEE will promptly notify NT if LICENSEE later changes its intent to use, or ceases using, the Five POIs and/or if there exist certain deployments of the Application that do not use such POIs.

☐	LICENSEE does not intend to use the Five POIs (supplied by NT) in the Application (i.e., such POIs either will not be included with the Application or will be suppressed or otherwise not used by the Application), but in the event that LICENSEE changes its intent and decides to use the Five POIs, LICENSEE will provide NT with ninety (90) days advance notice of actual use.

C.	Form of Delivery: The NAVTECH Data delivered by NT to LICENSEE hereunder shall be separated into files corresponding to either NT’s then-existing standard data coverage areas (“DCAs”) pertaining to the Licensed Territory or such other geographic coverage areas pertaining to the Licensed Territory as NT in its sole discretion may make available to LICENSEE for the licensed NAVTECH Data. Subject to Section 8.2 of the Agreement, NT reserves the right to change the geographic areas contained in the Detailed City DCAs, and the number of such DCAs, at any time. In the event that any such deliveries include NAVTECH Data for geographic areas outside of the Licensed Territory (“Unlicensed Data”), LICENSEE shall refrain from using and/or distributing such Unlicensed Data and any information based on or derived therefrom.

D.	Quality: Pursuant to Section 8.1 of the Agreement, the Detailed City Data portions of the NAVTECH Data shall comply with the Verification Procedure for Accuracy and Completeness as defined in Exhibit F hereto.

IV.	Application. Server-Based Map & Route, and Limited Carto Route Transaction Application as defined in Exhibit B hereto.

V.	Use Rights: Pursuant to Section 4.1 of the Agreement, LICENSEE’s Use Rights are limited to:

A.	using NAVTECH Data in LICENSEE’s internal operations for the purpose of making the Application operable therewith and for testing and development of the Application; and

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B.	storing a Copy of all or any portion of the NAVTECH Data on one or more internal servers possessed or otherwise controlled by LICENSEE; and

C.	using the NAVTECH Data of subpart (b) together with the Application to calculate and/or derive the information authorized in Section IV and to deliver and display to End-Users Transactions as authorized in Section IV.

VI.	License Fees to NT. LICENSEE shall pay NT license fees in the amounts and on the due dates set forth in Exhibit C hereto.

VII.	Price Index Pursuant to Section 5.6 of Agreement: For fees relating to NAVTECH Data for US/Canada: The U.S. Consumer Price Index. For fees relating to NAVTECH Data for Western Europe: The German Consumer Price Index for all items including seasonal adjustments in the Main Economic Indicators Publication of the Organization for Economic Cooperation and Development. Base year for price index adjustments shall be [*****].

VIII.	Minimum Annual License Fee.

(a)	Year 1. The Minimum Annual License Fee is as follows:

Licensed Territory
[*****]
[*****]

(b)	Due Dates. The Minimum Annual License Fee is due in [*****] installments (each installment being [*****] of the total Minimum Annual License Fee amount); with the first installment due on the Effective Date of this Territory License, and the [*****] due [*****] months after the date of LICENSEE’s first commercial license of its Application, but [*****].

IX.	Currency. U.S. Dollars.

X.	End-User Terms. Attached as Exhibit D. In all instances where the Application uses, accesses, reflects or relies upon any portion of the NAVTECH Data to deliver information to End-Users, LICENSEE shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the NAVTECH Data that their use thereof is subject to the End-User Terms.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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XI.	Special Provisions.

A.	NT Marks & Legends. For purposes of this Territory License, LICENSEE’s obligations under Section 12.1 to display NT Marks & Legends shall be satisfied as follows:

1.	Marks - NAVTECH ON BOARD Logo. where technically and reasonably feasible, displaying the NAVTECH ON BOARD logo on or immediately adjacent to each display of a Transaction; and

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

B.	Processing and Delivery Fees. Pursuant to Section 7 of the Agreement and for each regular delivery, NT shall deliver to LICENSEE one (1) complete set of Media (defined below) for the Licensed Territory in one (1) format (e.g. GDF 3.0 format or successor format adopted by NT, or in another format mutually agreed to by NT and LICENSEE). Each item of media (e.g. each CD-ROM, DVD-ROM, magnetic tape or each other physical media, in one (1) format) shall collectively be termed “Media.” Any item of Media delivered is a “Media Delivery.” For each additional Media Delivery, LICENSEE shall pay NT a services fee of [*****] (“Processing Fee”) per item of Media contained therein. In addition, LICENSEE shall pay to NT a shipping charge of [*****] per location for each additional Media Delivery to LICENSEE (“Delivery Fee”). Processing Fees and Delivery Fees shall be due within thirty- (30) days of invoice from NT.

C.	Reporting. The License Fee Report required under Section 5.8 of the Agreement shall be in the form of, and contain the information specified in, Exhibits E attached hereto.

D.	Access to Licensee Application. The Access To Licensee Application required under Section 9 of the Agreement shall be provided at NT’s request, without charge and as soon as each is commercially available, in the form of website, dial-in or other remote access method for products and Applications in which LICENSEE intends to use the NAVTECH Data (“Test Products”). NT will use the Test Products solely for internal purposes of testing and verifying the NAVTECH Data.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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NAVIGATION TECHNOLOGIES CORP.	TELEVIGATION, INC.

Signature	Signature

Name	Name

Title	Title

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

EXHIBIT A

NAVTECH DATA CONTENT SPECIFICATION

(WITH TRAFFIC CODES)

The Data set forth below consists of the listed Features and Attributes.*

I.	DETAILED CITY DATA

Feature 1:	Named and Certain Unnamed Roads, Walkways and Ferry Connections

Attributes 1:

Name (where applicable)

Route Number (where applicable)

Shape (roadbeds represented by a single vector)

Functional Class for Personal Automobiles

Speed Category

Lane Category

Certain Permanent Link to Link Travel Restrictions for Personal Automobiles (“Access Restrictions & Conditions”)

Relative Vertical Order of Multi-Grade Crossings (“Z-Level”)

Direction of Travel

Construction (when expected to last for at least 12 months following data release)

Physical Dividers (represented as either separately digitised geometry or as an attribute)

Certain Legal Dividers

Characteristics that identify:

•     Roundabouts

•     Internal Intersection Links

•     Certain Turn Lanes (“Maneuvers”)

•     Indescribable Links

•     Special Traffic Figure

•     Controlled Access/Motorway

•     Ramp

•     Service/Frontage Road

•     Certain Separately Digitized Roadbeds (“Multiply Digitized”)

•     Paved

•     Private

•     Point of Interest (“POI”) Access Road

•     Tollway

•     Certain Bridges

•     Certain Tunnels

•     Name on Road Sign

•     Explicatable Names

•     Vanity Name

Bifurcation Information for Certain Roads (“Special Explication”)

Certain Sign Text

House Number Ranges, Block by Block (not available in certain European areas)

Certain Administrative Areas

Certain Postal Code Information (not available in Canada)

Toll Booth presence

Certain Named Areas (“Zones”)

Information Identifying Certain Complex Features that are Multi-vector Roads and Certain Multi-vector Intersections (“Composite Road Features”)

Certain identifiers for correlating certain traffic information broadcasts with certain roads or portions of roads (“Traffic Codes”)

*	References herein to geographic areas (e.g. “North America,” “Europe,” “Canada”) are applicable only to Territory Licenses where such geographic areas (or portions thereof) are included in the Licensed Territory.

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Feature 2:	Country Reference

Attributes 2:	Name Telephone Country Code House Number Format Driving Side Currency Type and Precision Unit of Measure Time Zone and Observation of Daylight Savings Time

Feature 3:	Certain Water Features (represented as polygons)

Feature 4:	Certain Water Features (represented as lines)

Feature 5:	Certain Land Use Features (represented as polygons)

Feature 6:	Certain Railroad Features (represented as lines)

Feature 7:	Certain Administrative Areas (represented as polygons)

Feature 8:	Certain Administrative Areas (represented as lines)

Feature 9:	Certain Points of Interest in the Following Categories:

Point of Interest Category	[*****]	[*****]
Airport	[*****]	[*****]
Amusement Park	[*****]	[*****]
ATM	[*****]
Automobile Club	[*****]
Auto Service and Maintenance	[*****]
Auto Dealership	[*****]	[*****]
Bank	[*****]
Border Crossing	[*****]	[*****]
Bowling Centre		[*****]
Bus Station	[*****]	[*****]
Business	[*****]	[*****]
Casino	[*****]	[*****]
Cinema		[*****]
City Hall	[*****]	[*****]
Community Centre	[*****]	[*****]
Commuter Rail Station	[*****]
Convention/Exhibition Centre	[*****]	[*****]
Court House	[*****]
Ferry Terminal	[*****]	[*****]
Golf Course	[*****]	[*****]
Grocery Store	[*****]
Higher Education	[*****]	[*****]
Historical Monument	[*****]	[*****]
Hospital	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Hotel	[*****]	[*****]
Ice Skating Rink		[*****]
Library	[*****]
Marina	[*****]
Museum	[*****]	[*****]
Named Place (i.e., City Centre)	[*****]	[*****]
Nightlife		[*****]
Park/Recreation Area	[*****]	[*****]
Park & Ride	[*****]	[*****]
Parking Garage/House	[*****]	[*****]
Parking Lot	[*****]	[*****]
Performing Arts	[*****]	[*****]
Petrol/Gasoline Station	[*****]	[*****]
Police Station	[*****]
Public Sports Airport		[*****]
Rental Car Agency	[*****]	[*****]
Rest Area	[*****]	[*****]
Restaurant	[*****]	[*****]
School	[*****]
Shopping	[*****]	[*****]
Ski Resort	[*****]	[*****]
Sports Centre		[*****]
Sports Complex	[*****]	[*****]
Tourist Attraction	[*****]	[*****]
Tourist Information	[*****]	[*****]
Train Station	[*****]	[*****]
Winery	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Attributes 9:	Name (where applicable)

Location (represented as an association with a Road Feature)

House Number (where applicable)

Phone Number (available for certain POIs only)

Chain Identification (available for certain POIs only)

Food Type (available for certain Restaurant POIs only)

Certain Capital Indicator and Administrative Level for Named Place POIs

Exonyms for POI Category

National Importance as determined by NT

Certain Associations Between Certain POIs (“Parent/Child Relationships”)

Population for Certain Named Place POIs

Vanity Address (for certain POIs) as determined solely by NT

Vanity City (for certain POIs) as determined solely by NT

II.	INTER-TOWN DATA

Feature 1:	Certain Named and Unnamed Roads and Ferry Connections between Named Place POIs

Attributes 1:	Name (where applicable)

Route Number (where applicable)

Shape (roadbeds represented by a single vector)

Functional Class for Personal Automobiles

Speed Category

Lane Category

Instances of Certain Permanent Link to Link Travel Restrictions for Personal Automobiles (“Access Restrictions & Conditions”)

Relative Vertical Order of Multi-Grade Crossings (“Z-Level”)

Direction of Travel

Physical Dividers (represented as either separately digitised geometry or as an attribute)

Certain Legal Dividers

Characteristics that identify:

• Roundabouts

• Internal Intersection Links

• Certain Turn Lanes (“Maneuvers”)

• Indescribable Links

• Special Traffic Figure

• Controlled Access/Motorway

• Ramp

• Service/Frontage Road

• Certain Separately Digitized Roadbeds (“Multiply Digitized”)

• Paved

• Point of Interest (“POI”) Access

• Tollway

• Certain Bridges

• Certain Tunnels

• Name on Road Sign

• Explicatable Names

Bifurcation Information for Certain Roads (“Special Explication”)

Certain Sign Text

Certain Administrative Areas

Toll Booth presence

Information Identifying Certain Complex Features that are Multi-vector Roads and Certain Multi-vector Intersections (“Composite Road Features”)

Feature 2:	Country Reference

Attributes 2:	Name

Telephone Country Code

House Number Format

Driving Side

Currency Type and Precision

Unit of Measure

Time Zone and Observation of Daylight Savings Time

Feature 3:	Certain Water Features (represented as polygons)

Feature 4:	Certain Water Features (represented as lines)

Feature 5:	Certain Land Use Features (represented as polygons)

Feature 6:	Certain Railroad Features (represented as lines)

Feature 7:	Certain Administrative Areas (represented as polygons)

Feature 8:	Certain Administrative Areas (represented as lines)

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Feature 9:	Certain Points of Interest in the Following Categories:

Point of Interest Category	[*****]	[*****]
Airport	[*****]	[*****]
Auto Dealership	[*****]	[*****]
Border Crossing	[*****]	[*****]
Ferry Terminal	[*****]	[*****]
Hotel (in Rest Area)	[*****]	[*****]
Named Place (i.e., City Centre)	[*****]	[*****]
Petrol/Gasoline Station (in Rest Area)	[*****]	[*****]
Rental Car Agency	[*****]	[*****]
Rest Area		[*****]
Restaurant (in Rest Area)		[*****]
Ski Resort		[*****]
Regionally important certain other POIs as determined by NT		[*****]

Attributes 9:	Name (where applicable)

Location (represented as an association with a Road Feature)

House Number (where applicable)

Phone Number (available for certain POIs only)

Chain Identification (available for certain POIs only)

Food Type (available for certain Restaurant POIs only)

Certain Capital Indicator and Administrative Level for Named Place POIs

Exonyms for POI Category

National Importance as determined by NT

Certain Associations Between Certain POIs (“Parent/Child Relationships”)

Population for Certain Named Place POIs

Vanity Address (for certain POIs) as determined solely by NT

Vanity City (for certain POIs) as determined solely by NT

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

APPLICATION

Subject to Restrictions (A)-(C) below, “Server-Based Map & Route and Limited Carto Route Transaction Application” means a system comprising a software application developed by or for LICENSEE which is [*****], and which LICENSEE or LICENSEE Customer makes accessible to End-Users, [*****], and incorporates and uses NAVTECH Data solely to derive the Transactions defined below (also referred to as “Transactions”) and deliver such Transactions [*****] for the End-User’s immediate or near immediate personal use.

Definitions

A.	“Limited Carto Route Transaction” means a single [*****], delivered via one or more communications to the End-User solely in textual, audio and/or Limited Graphical Form, and wherein [*****].

1.	“Route” means a [*****], wherein:

a.	[*****];

b.	[*****]; and

c.	[*****].

2.	“Limited Graphical Form” means display of a [*****] and/or [*****].

3.	“Full-Route Image” means a single, non-scalable raster image of a map depicting [*****].

4.	“Maneuver Icons” means [*****].

B.	“Coordinate-Based Route Transaction” means any one or more of [*****].

C.	“Route Transaction” means any one or more of [*****].

D.	“Location Lookup Transaction” means information in the form of [*****].

E.	“Map Transaction” means a [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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F.	“Coordinate-Based Map Transaction” means a single [*****].

Restrictions

A.	Restriction on Data Access. Except as expressly provided above, the NAVTECH Data (and any portion or derivative thereof) shall be inaccessible in any format to End-Users or anyone else by downloading, copying or otherwise. The information delivered in connection with each Transaction may not include or reflect a significant portion of the NAVTECH Data.

B.	Restriction Against [*****]. NAVTECH Data and/or any portion or derivative thereof may not be used in any manner for, or in connection with, [*****], or (iii) any system or function not otherwise expressly authorized under this Territory License.

C.	Restriction Against Certain Use of [*****]. The following restrictions apply to [*****] in the NAVTECH Data for [*****] only:

1.	Restrictions on Use of [*****].

a.	Further subject to the restrictions set forth in subpart (ii) below, [*****], in NAVTECH Data for [*****], which [*****] are supplied to NT under license from [*****], may only be used in Applications as follows: (i) [*****]; and/or (ii) [*****];

b.	Without limiting subpart (a) above, in no event may [*****] be used in the Application any more broadly as follows:

(i)	Searches by [*****]. End-Users may search the [*****].

(ii)	Searches by [*****]. End-Users may search by [*****].

c.	LICENSEE expressly acknowledges that use of [*****] within the scope of subpart (b) above, but more broadly than as permitted under subpart (a) above, would require LICENSEE to pay additional license fees to NT and, in any event, is not permitted hereunder absent written agreement otherwise.

2.	[*****] Use. Notwithstanding any other provision of this Territory License, [*****] in the NAVTECH Data for [*****] may not be used to generate [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT C

LICENSE FEES

A.	License Fees.

1.	[*****] Transactions & Subscriptions only. LICENSEE shall pay NT the following license fees, based on the number of [*****]:

[*****]
[*****]	[*****]
[*****]
		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
*	This license fee option must be selected prior to the month of the subscription.

2.	All Other Transactions & Subscriptions.

a.	LICENSEE shall pay NT the sum of the following license fees, based on [*****], subject to the applicable Discount set forth in Part (b) below.

[*****]
Transaction Type		[*****]	[*****]
			[*****]	[*****]	[*****]
A	[*****]	[*****]	[*****]	[*****]
B	[*****]	[*****]	[*****]		[*****]
C	[*****]	[*****]	[*****]
D	[*****]	[*****]	[*****]
E	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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b.	Transaction/Subscription License Fee Discount. The License Fees set forth in Part (a) above shall for any given [*****] for a Transaction Type be subject to the following discount, based upon [*****]:

[*****]
Discount	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

B.	Definitions (in alphabetical order).

“Exo-Radius Transaction” means a Transaction for [*****].

“Human Population” the human population measured according to the most recent U.S. Central Intelligence Agency World Fact Book or other authoritative population data reference designated by NT in its sole discretion.

“Identified End-User” means an End-User who LICENSEE specifically identifies by name, address and other information and whose usage of the Application LICENSEE [*****] in connection with each Transaction.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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“Major Region” means a contiguous, simply connected geographic area that, with respect to the Licensed Territory of [*****] for that Territory and, with respect to the Licensed Territory of [*****] for that Territory.

“Minor Region” means a contiguous, simply connected geographic area that, with respect to the Licensed Territory of [*****] for that Territory and, with respect to the Licensed Territory of [*****] for that Territory.

“Monthly Subscription” refers to the provision of an unlimited number of Transactions for a pre-selected Region (covering a fixed geographic area) to an Identified End-User based on a subscription for that type of Transact/Region provided to such Identified End-User for a [*****] period.

“Qualified Re-Route Transaction” means a Transaction delivering [*****] to an End-user [*****] and which [*****] is delivered following [*****].

“Region” means any one of a [*****] Region, [*****] Region and [*****] Region.

“Super Region” means a contiguous, simply connected geographic area that, with respect to the Licensed Territory of [*****] for that Territory and, with respect to the Licensed Territory of [*****] for that Territory.

C.	Due Dates. Notwithstanding anything to the contrary in this Agreement, license fees for each Transaction shall be due on and paid by the last day of the [*****] of distribution of the Transaction. To the extent that LICENSEE is unable to accurately determine the amount of license fees due for the [*****] by such date, LICENSEE shall estimate the license fees amount in good faith, and then adjust for variances in the next [*****] payment.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT D

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [LICENSEE] (“[LICENSEE]”) and its licensors (including their licensors and suppliers) on the other hand.

©200X Navigation Technologies Corporation [Insert “Navigation Technologies B.V. where European NAVTECH Data is used][Also insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario.

TERMS AND CONDITIONS

Personal Use Only. You agree to use this Data together with [insert name of LICENSEE’s authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [LICENSEE], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [LICENSEE] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

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Disclaimer of Warranty: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Disclaimer of Endorsement: Reference to any products, services, processes, hypertext links to third parties or other Data by trade name, trademark, manufacturer, supplier or otherwise does not necessarily constitute or imply its endorsement, sponsorship or recommendation by [LICENSEE] or its licensors. Product and service information are the sole responsibility of each individual vendor. The Navigation Technologies name and logo, the NAVTECH and NAVTECH ON BOARD trademarks and logos, and other trademarks and trade names owned by Navigation Technologies Corporation may not be used in any commercial manner without the prior written consent of Navigation Technologies.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Indemnity. You agree to indemnify, defend and hold [LICENSEE] and its licensors (including their respective licensors, suppliers, assignees, subsidiaries, affiliated companies, and the respective officers, directors, employees, shareholders, agents and representatives of each of them) free and harmless from and against any liability, loss, injury (including injuries resulting in death), demand, action, cost, expense, or claim of any kind or character, including but not limited to attorney’s fees, arising out of or in connection with any use or possession by you of this Data.

Entire Agreement. These terms and conditions constitute the entire agreement between [LICENSEE] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

CONFIDENTIAL TREATMENT

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Governing Law. The above terms and conditions shall be governed by the laws of the Illinois [insert “Netherlands” where European NAVTECH Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of Illinois [insert “The Netherlands” where European NAVTECH Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the NAVTECH Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, (i) for acquisitions conducted by the Department of Defense, the NAVTECH Data is licensed with “Limited Rights” in accordance with the rights set forth at DFARS 252.227-7013(b)(3), TECHNICAL DATA-NONCOMMERCIAL ITEMS, and NAVTECH Data delivered or otherwise furnished with “Limited Rights” shall be marked with the following “Limited Rights Notice” set forth at DFARS 252.227-7013(f)(3), and shall be treated in accordance with such Notice:

Limited Rights

CONTRACT NO.:

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: Navigation Technologies Corporation

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data-Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

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and; (ii) for civilian agency acquisitions, the NAVTECH Data is licensed in accordance with the rights set forth at FAR 52.227-14(g)(1), RIGHTS IN DATA-GENERAL (Protection of limited rights data and computer software). In the event that the Contracting Officer requires the delivery of limited rights NAVTECH Data that has been withheld or would otherwise be withholdable in accordance with FAR 52.227-14(g)(1), the NAVTECH Data is licensed with “Limited Rights” as set forth in the following “Limited Rights Notice” at FAR 52.227-14(g)(2) (Alternate II), which shall be affixed to the NAVTECH Data and the NAVTECH Data shall be treated in accordance with such Notice (which shall be marked on any reproduction of these data, in whole or in part):

LIMITED RIGHTS NOTICE (JUN 1987)

These data are submitted with limited rights under Government Contract No.      (and subcontract             , if appropriate). These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any, provided that the Government makes such disclosure subject to prohibition against further use and disclosure: There are no additional purposes permitting disclosure of such Data.

The manufacturer/supplier of the Data is Navigation Technologies Corporation, 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654.

If the Contracting Officer refuses to use either of the licenses provided in (i) or (ii), herein, the Contracting Officer must notify Navigation Technologies Corporation prior to seeking additional or alternative rights in the NAVTECH Data.

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EXHIBIT E

TRANSACTION LICENSE FEE REPORT

[TO BE INSERTED]

but at a minimum shall include, without limitation of Section 5.8, (i) a year-to-date summary of license fees, (ii) the number of Transactions for each Application since the last License Fee Report, (iii) the number of new Subscriptions for each Application since the Last License Fee Report, and (iv) for each Transaction, the country in which the specified origin is located and the country in which the specified destination is located.

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EXHIBIT F

VERIFICATION PROCEDURE FOR ACCURACY AND COMPLETENESS

OF DETAILED CITY DATA

I.      Timing.

[*****].

II.     Scope.

[*****].

III.    Selection of Test Area.

[*****].

IV.   Accuracy and Completeness Test.

[*****].

V.    Calculation.

[*****].

VI.   Warranty.

NT warrants that the delivered [*****] Data will be [*****], as measured by the procedure described in this Exhibit.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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TABLE 1 - Scoring Weights

Weights
Category	Total	Arterial	Non arterial

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]

GRAND TOTAL	100.0

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.